EXHIBIT 99.1
WARRANT AMENDMENT AGREEMENT

This Amendment Agreement (the “Agreement”), dated as of June 29, 2009, is by and among Juhl Wind, Inc., a Delaware corporation (the “Company”) and the investors signatory hereto (each, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, pursuant to the terms of a Securities Purchase Agreement dated June 24, 2008 (the “Purchase Agreement”), among the Company and the Purchasers, the Purchasers were issued Series A Warrants to purchase an aggregate of 2,580,000 shares of Common Stock, par value $0.0001 per share (the “Common Stock”), all of which warrants remain outstanding (as amended hereby, the “Existing Warrants”);

WHEREAS, the parties wish to amend certain terms of the Existing Warrants, and, following such amendment, to exercise some of the Existing Warrants as set forth on the signature pages hereto.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Purchasers and the Company agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1           Definitions.  Capitalized terms not defined in this Agreement shall have the meanings ascribed to such terms in the Purchase Agreement.

ARTICLE II
AMENDMENTS AND OTHER AGREEMENTS

Section 2.1          Amendment of the Existing Warrants.  From and after the date hereof, the Existing Warrants shall be exercisable solely for the Company’s Series B Preferred Stock (“Preferred Stock”) (as constituted by the Certificate of Designation in the form set forth as Exhibit A hereto) at a purchase price of $1.25 per Share.

Section 2.2           Exercise of Existing Warrants.  Each Purchaser hereby agrees, severally and not jointly with the other Purchasers, to exercise that number of the Existing Warrants at the Aggregate Cash Exercise Amount as set forth on the signature pages hereto within two Business Days of notice from the Company that the Certificate of Designation has been filed with the Delaware Secretary of State.  Each Purchaser’s Aggregate Cash Exercise Amount shall be delivered to Synergy Law Group as escrow agent (the “Escrow Agent”), per the wire instructions set forth below:

[Intentionally Omitted]

(a) The Company shall deliver to the Escrow Agent the certificates representing the shares of Preferred Stock to be issued to each Purchaser together with a certified copy of the Certificate of Designations evidencing filing with the Delaware Secretary of State;

(b) Once the Escrow Agent has received the Aggregate Cash Exercise Amount from each Purchaser and the Preferred Stock certificates and a certified copy of the Certificate of Designations from the Company, the Escrow Agent shall wire $250,000 of the escrow funds to Sovereign Bank’s IR Escrow Account per the following wire instructions:

[Intentionally omitted]

and shall deliver the balance of the escrow funds pursuant to written instructions from the Company provided to the Escrow Agent.
Once the funds (as set forth above) have been sent per the Company’s instructions, the Escrow Agent shall then arrange to have the the shares of Preferred Stock delivered to the appropriate Purchasers.

(c) The Escrow Agent’s duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, each Purchaser and the Escrow Agent.

(d) The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties.  The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith and in the absence of gross negligence, fraud and willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent’s attorneys-at-law shall be conclusive evidence of such good faith, in the absence of gross negligence, fraud and willful misconduct.

(e) The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court.  In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

(f) The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Purchase Agreement or any documents or papers deposited or called for thereunder in the absence of gross negligence, fraud and willful misconduct.

(g) The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent’s duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor which shall be paid by the Company. The Escrow Agent has acted as legal counsel for the Company, and may continue to act as legal counsel for the Company from time to time, notwithstanding its duties as the Escrow Agent hereunder.  The Company and the Purchasers consent to the Escrow Agent in such capacity as legal counsel for the Company and waives any claim that such representation represents a conflict of interest on the part of the Escrow Agent.  The Company and the Purchasers understand that the Company and the Escrow Agent are relying explicitly on the foregoing provision in entering into this Escrow Agreement.

(h) The Escrow Agent’s responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by giving written notice to the Company and the Purchasers.  In the event of any such resignation, the Purchasers and the Company shall appoint a successor Escrow Agent and the Escrow Agent shall deliver to such successor Escrow Agent any escrow funds and other documents held by the Escrow Agent.

(i) If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

(j) It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent’s sole discretion (1) to retain in the Escrow Agent’s possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of Chicago in accordance with the applicable procedure therefor.

(k) The Company and each Purchaser agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Purchase Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, fraud or willful misconduct of the Escrow Agent.

  Section 2.3          Effect on Purchase Agreement. Except as expressly set forth herein, all of the terms and conditions of the Transaction Documents, other than the various penalties related to cashless exercise of warrants and gross income, shall continue in full force and effect after the execution of this Agreement, and shall not be in any way changed, modified or superseded by the terms set forth herein.  This Agreement shall not constitute a novation or satisfaction and accord of any Transaction Document.   The respective obligations of the Purchasers hereunder are subject to the following conditions being met: (a) the accuracy in all material respects of the representations and warranties of the Company contained herein and (b) the performance by the Company of all if its obligations, covenants and agreements required to be performed hereunder.

Section 2.7           Use of Proceeds. The Company shall use the proceeds from the exercise of the Existing Warrants for working capital, except for the $250,000 of proceeds that are to be deposited by the Escrow Agent in the existing IR Escrow Account, to be used solely for the purpose of costs and expenses directly related to investor relations initiatives to be arranged by the Company within 12 months from the date hereof.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Section 3.1           Representations and Warranties of the Company.  The Company hereby makes the representations and warranties set forth below to the Purchasers that as of the date of its execution of this Agreement:

(a)           Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith.  This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(b)           No Conflicts.  The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

Section 3.2           Representations and Warranties of the Purchasers.  The Purchaser hereby makes the representations and warranties set forth below to the Company that as of the date of its execution of this Agreement:

(a)           Due Authorization. Such Purchaser represents and warrants that (i) the execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on its behalf and (ii) this Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms.

ARTICLE IV
MISCELLANEOUS

Section 4.1           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be made in accordance with the provisions of the Purchase Agreement.

Section 4.2           Survival. All warranties and representations (as of the date such warranties and representations were made) made herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the parties hereto and shall survive for the applicable statute of limitations. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties; provided however that no party may assign this Agreement or the obligations and rights of such party hereunder without the prior written consent of the other parties hereto.

Section 4.3           Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

Section 4.4           Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

Section 4.5           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined pursuant to the Governing Law provision of the Purchase Agreement.

Section 4.6           Entire Agreement.  The Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

Section 4.7           Construction.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

Section 4.8           Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser hereunder are several and not joint with the obligations of any other Purchasers hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

Section 4.9           Fees and Expenses.  The Company has agreed to reimburse Vision Opportunity Master Fund Ltd. the sum of sum of $10,000 for its legal fees and expenses, which amount may be withheld from Vision’s payment of the Exercise Price.  Except as expressly set forth herein, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Warrants or Warrant Shares.

***********************

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

JUHL WIND, INC.

By:	/s/ John Mitola
Name: John Mitola
Title: President

Synergy Law Group LLC
as Escrow Agent

By:	/s/ Bartly J. Loethen

Name:	Bartly J. Loethen

Title:	Manager

[PURCHASER SIGNATURE PAGES TO WARRANT
AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:           Vision Opportunity Master Fund, Ltd
Signature of Authorized Signatory of Purchaser:         /s/ Adam Benowitz
Name of Authorized Signatory: ________________Adam Benowitz
Title of Authorized Signatory: _________________Director
Email Address of Purchaser:___________________[Intentionally omitted]

Number of Series A Warrants to be Exercised:____1,800,000

Aggregate Cash Exercise Amount:  __________$2,250,000.00

[PURCHASER SIGNATURE PAGES TO WARRANT
AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:           Daybreak Special Situations Master Fund, Ltd.
Signature of Authorized Signatory of Purchaser: ____/s/ Larry Butz
Name of Authorized Signatory: ________________Larry Butz
Title of Authorized Signatory:                                   Manager
Email Address of Purchaser:___________________[Intentionally omitted]

Number of Series A Warrants to be Exercised:____197,368

Aggregate Cash Exercise Amount: ___________$246,710.00

[PURCHASER SIGNATURE PAGES TO WARRANT
AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:                                                     Bruce Meyers
Signature of Authorized Signatory of Purchaser: ____/s/ Bruce Meyers
Name of Authorized Signatory: ________________Bruce Meyers
Title of Authorized Signatory: ________________________________________________
Email Address of Purchaser:___________________[Intentionally omitted]

Number of Series A Warrants to be Exercised:____23,683

Aggregate Cash Exercise Amount: _______$29,605.00

[PURCHASER SIGNATURE PAGES TO WARRANT
AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: _________________________Imtiaz Khan
Signature of Authorized Signatory of Purchaser: ____/s/ Imtiaz Khan_______________
Name of Authorized Signatory: ________________Imtiaz Khan
Title of Authorized Signatory: ______________________________________________
Email Address of Purchaser:___________________[Intentionally omitted]

Number of Series A Warrants to be Exercised:____15,789

Aggregate Cash Exercise Amount: _______$19,736.00